UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2009

QSGI INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32620 (Commission File Number)	13-2599131 (IRS Employer Identification Number)

400 Royal Palm Way, Palm Beach, FL 33480 (Address of Principal Executive Office)

Registrant’s telephone number, including area code: (561) 835-9757

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Conditions

(a)
On April 1, 2009, the Registrant issued a press release disclosing its financial results for the three and twelve months ended December 31, 2008.  Text of the press release dated April 1, 2009, titled “QSGI Achieves Positive EBITDA for the Fourth Quarter of 2008" is furnished as Exhibit 99.1 to this current report.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a)	On March 31, 2009, Registrant signed a Forbearance Agreement and Third Amendment To Amended And Restated Securities Purchase Agreement. This agreement is furnished as Exhibit 99.2 to this report.

ITEM 9.01	Financial Statements and Exhibits

(d)	The following exhibits are being filed or furnished with this report:

Exhibit 99.1	a. Text of the press release issued by the Company dated April 1, 2009, titled "QSGI Achieves Positive EBITDA for the Fourth Quarter of 2008"
Exhibit 99.2	a. Copy of the Forbearance Agreement and Third Amendment To Amended And Restated Securities Purchase Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QSGI INC.

Date: April 3, 2009	By:	/S/ Edward L. Cummings
Edward L. Cummings
Chief Financial Officer and Treasurer